Exhibit 10.2

MODIFICATION OF SECURED PROMISSORY NOTE

WHEREAS, this agreement is in reference to a loan which is evidence by an instrument entitled Secured Promissory Note, (NOTE), dated February 20, 2001, executed by LEE PHARMACEUTICALS for the original principal sum of Three Hundred Thousand and 00/100 Dollars ($300,000.00) and payable to the order of PREFERRED BUSINESS CREDIT, INC.

Principal balance outstanding on this Note as of this date is One Hundred and Ninety Thousand and 00/100 Dollars ($190,000.00).

NOW, THEREFORE, the undersigned parties agree that the Note shall be amended in the following respect:

The monthly principal payment of Five Thousand Dollars ($5,000.00) will continue until this Note is paid in full.

The term of this Note shall be extended to May 20, 2004.

Except as noted above, all the terms, conditions and provisions of said Note shall remain unchanged and in full force and effect.

Date: February 4, 2003		Loan Number: LEE08

PREFERRED BUSINESS CREDIT, INC.		LEE PHARMACEUTICALS
a California corporation		a California corporation

By:	FARHAD MOTIA	By:	RONALD G. LEE
Farhad Motia, President		Ronald G. Lee, President